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                                                                    Exhibit 99.2

        STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER OF THE PEPSI
                              BOTTLING GROUP, INC.

       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Alfred H. Drewes, state and attest that:

1. To the best of my knowledge based upon a review of the covered reports (as defined below) of The Pepsi Bottling Group, Inc. ("PBG"), and, except as corrected or supplemented in a subsequent covered report:

         - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2.       I have reviewed the contents of this statement with PBG's Audit
         Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

         - Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of PBG.

         - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PBG filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        Any amendments to the foregoing.


Dated:   August 13, 2002

                                                     /s/ Alfred H. Drewes
                                                     -----------------------
                                            Name:    Alfred H. Drewes
                                            Title:   Chief Financial Officer

Subscribed and sworn to before me this
13th day of August, 2002.

/s/ Lisa M. Morrissey
Notary Public, State of New York
No. 01MO6047744
Qualified in Westchester County
My Commission Expires September 11, 2002